Filed pursuant to Rule 497(e)

File Nos. 333-191151 and 811-22887

CALAMOS® ETF TRUST

Supplement dated October 5, 2015 to the

CALAMOS® FOCUS GROWTH ETF

Statement of Additional Information dated March 1, 2015,

as supplemented on September 10, 2015

With this supplement, the Statement of Additional Information of Calamos® ETF Trust (the “Trust”) is updated to reflect new trustee information. Effective July 18, 2015, Weston W. Marsh resigned as trustee of the Trust. Effective July 20, 2015, Virginia G. Breen and Theresa A. Hamacher were elected as trustees of the Trust.

Management

Effective July 18, 2015, all references to Weston W. Marsh are deleted. Effective July 20, 2015, the following information is added to the table setting forth information of trustees who are not interested persons of the Trust in the “Management” section of the Statement of Additional Information:

NAME AND AGE	POSITION(S) WITH TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS
Virginia G. Breen, 50	Trustee (since 2015)	27	Trustee, Neuberger, Bergman Fund Complex (since 2015)*****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)******; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015)	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*****	Overseeing six portfolios in fund complex.
******	Overseeing eight portfolios in fund complex.

ETFSPT2 10/15

Committees of the Board of Trustees

Effective September 21, 2015, the section titled “Management – Committees of the Board of Trustees” in the Statement of Additional Information is amended to reflect the following information:

Mses. Breen and Hamacher each serve on the audit committee, valuation committee and governance committee.

Leadership Structure and Qualifications of the Board of Trustees

Effective July 20, 2015, the fourth paragraph in the section titled “Management – Leadership Structure and Qualifications of the Board of Trustees in the Statement of Additional Information is amended and restated as follows:

Each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has served as a trustee of the Trust since its inception, and for more than eight years as a trustee to other trusts in the Calamos fund family. In addition, each of Mses. Breen and Hamacher and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

Trustee and Officer Compensation

Effective July 20, 2015, the first table within the section titled “Management – Trustee and Officer Compensation” of the Statement of Additional Information is amended and restated as follows:

Name	Aggregate Compensation from the Trust 11/1/13-10/31/14	Total Compensation from Calamos Funds Complex(4) 11/1/13-10/31/14
John P. Calamos, Sr.	0	0
Virginia G. Breen(1)	0	0
Theresa A. Hamacher(1)	0	0
Weston W. Marsh(2)(3)	$462	$144,500
John E. Neal(3)	$518	$164.500
William R. Rybak	$490	$154,500
Stephen B. Timbers	$574	$184,500
David D. Tripple	$490	$138,500
Mark J. Mickey	$557	$150,000

(1)	Mses. Breen and Hamacher were elected to the Board effective July 20, 2015.
(2)	Mr. Marsh resigned from the Board of Trustees of the Calamos Funds on July 18, 2015.
(3)	Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of October 31, 2014, the value of the deferred compensation accounts for each of Messrs. Marsh and Neal were $1,967,922 and $1,497,970, respectively.
(4)	Consisting of 24 portfolios as of the end of the period indicated.

Share Ownership

Effective July 20, 2015, the second table within the section titled “Management – Trustee and Officer Compensation” in the Statement of Additional Information is amended and restated as follows:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE CALAMOS FUND COMPLEX
John P. Calamos, Sr.(1)(2)	Over $100,000	over $100,000
Virginia G. Breen(3)	None	None
Theresa A. Hamacher(3)	None	None
John Neal	None	over $100,000
William Rybak	None	over $100,000
Stephen Timbers	None	over $100,000
David Tripple	None	over $100,000

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
(2)	Indicates an “interested person” of the Trust, as defined in the 1940 Act.
(3)	Mses. Breen and Hamacher were elected to the Board effective July 20, 2015.

Please retain this supplement for future reference